UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 22, 2003




                               NEKTAR THERAPEUTICS
             (Exact name of Registrant as specified in its charter)





         Delaware                     0-23556                  94-3134940
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)




                               150 Industrial Road
                          San Carlos, California 94070
              (Address of principal executive offices and Zip Code)


       Registrant's telephone number, including area code: (650) 631-3100

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits


Exhibit 99.1:  Press Release Dated April 22, 2003



Item 9.  Regulation FD Disclosure


This Form 8-K is being furnished to report information pursuant to Item 12 "Results of Operations and Financial Condition." Please see Item 12 below.


Item 12. Results of Operations and Financial Condition

On April 22, 2003, Nektar Therapeutics issued a press release announcing results for the quarter ended March 31, 2003. A copy of the press release is attached as
Exhibit 99.1 to this Current Report and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           By:                 /s/ AGIT S. GILL
                                      -----------------------------------
                                                  Ajit S. Gill
                                           Chief Executive Officer,
                                            President and Director

                           Date:      April 22, 2003

                           By:                  /s/ AJAY BANSAL
                                      -----------------------------------
                                                  Ajay Bansal
                                      Chief Financial Officer, and Vice
                                            President, Finance and
                                                Administration

                           Date:      April 22, 2003

EXHIBIT INDEX

Exhibit No.  Description

99.1    Earnings Press Release of Nektar Therapeutics dated April 22,
2003.